Exhibit 99.1
Precision Oncology Through Synthetic Lethality January 2025

2 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Forward-Looking Statements Certain information contained in this presentation includes “forward-looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. The forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions our management team might make or by known or unknown risks and uncertainties. These forward-looking statements are subject to risks and uncertainties including, without limitation, risks related to the success and timing of our clinical trials or other studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Forward-looking statements regarding our product candidates are also subject to additional risks and uncertainties, including without limitation, with respect to: our dependence on additional financing to fund our operations and complete the development and commercialization of our product candidates, and the risks that raising such additional capital may restrict our operations or require us to relinquish rights to our technologies or product candidates; our limited history and preclinical status of the assets we acquired from Atrin Pharmaceuticals Inc.; our business plan or the likelihood of the successful implementation of such business plan; the timing of initiation of planned clinical trials for our product candidates; the future success of such trials; the successful implementation of our research and development programs and collaborations and the interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of our product candidates; the success, timing and cost of our anticipated clinical trials for our current product candidates; the timing of initiation, futility analyses, data presentation, reporting and publication and receipt of interim results (including, without limitation, any preclinical results or data); any statements about our understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within our control. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this presentation. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law or regulation.

Aprea Therapeutics (NASDAQ: APRE)

Precision Oncology via Novel Synthetic Lethality Therapeutics

All programs address significant unmet medical need, are synergistic with other anticancer therapies, and potentially differentiated in safety and tolerability

WEE1 Inhibitor: APR-1051

- Best in class, next generation
- Well clinically validated target
- Pre-clinical proof-of-principle
  - Highly potent and selective anti-tumor activity
  - Minimal off-target effect
  - Ovarian cancer with Cyclin E over expression (OVCAR-3)
  - Favorable pharmacokinetics
- Phase 1 study – enrolling 4th cohort
- No hematologic toxicity observed
- Safety/efficacy data expected H1 2025

ATR Inhibitor: ATRN-119

- First macrocyclic ATR inhibitor
- Highly selective with continuous daily dosing
- Pre-clinical proof-of-principle
  - Anti-tumor activity at nanomolar concentration
  - Preserved hematologic safety profile
- Phase 1/2a – ongoing
  - Approaching therapeutic dose
  - No hematologic toxicity observed
  - BID regimen added
  - Readout H2 2025

DDR Inhibitor: Undisclosed

- Lead optimization
- Target identified from our RepliBiom discovery platform
- Identify lead candidate by year-end 2024

APREA THERAPEUTICS

ATR – Ataxia telangiectasia and Rad3-related
DDR – DNA Damage Response
BID – twice daily

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

3

Robust DDR Development Pipeline Milestones

2024-2026 Anticipated Clinical Milestones


2024
2025
2026
H1
H2
H1
H2
H1
H2
WEE1
APR-1051
IND
Cleared
Enrolled
First Patient
BOIN Design
Open Label
Data
Complete Dose
Escalation
ACESOT-1051 : Phase 1 – Monotherapy Dose Escalation
– Dose Selection
Optimization
ATR
ATRN-119
ABOYA-119: Phase 1/2a – Monotherapy Dose Escalation : QD
Enroll
First Patient
Additional
Open-Label
Efficacy Data
Open Label
Data
Complete
Dose
Escalation
RP2D
ABOYA-119: Phase 1/2a –
Monotherapy Dose Expansion
Initiate
BID Regimen
ABOYA-119: Phase 1/2a – Monotherapy Dose
Escalation : BID

APREA
THERAPEUTICS

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

4

Synthetic Lethality


Pathway A
Pathway B
Healthy cell
Pathway A
Pathway B
Active cancer cell
Pathway A
Pathway B
Active cancer cell
Pathway A
Pathway B
Dead cancer cell

- Cancer cell death only upon the loss of function of two codependent pathways
- DNA Damage Response (DDR) allows cells to pause and self repair during replication (mitosis) overcoming affected pathway
- Inhibition of DDR leads to mitotic catastrophe and cell death
- ATR and WEE1 inhibitors are integral to stopping DDR and are emerging targets for cancer cell death
- Builds on scientific innovation led by Aprea founder and key personnel[1]

APREA THERAPEUTICS

[1] Gilad et al, (2010) Cancer Res.

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

5

Strong Drug Development and Commercial Expertise

Leaders in Synthetic Lethality and Targeted Therapy

Management

Oren Gilad, Ph.D.
President and CEO

ATRIN Pharmaceuticals
Perelman School of Medicine

John P. Hamill
Sr. Vice President and CFO

WINDTREE THERAPEUTICS
Trevena
SAVIENT PHARMACEUTICALS, INC.
NephroGenex
pharmanet

Philippe Pultar, MD
Head of WEE1 Clinical Development

zentalis
NOVARTIS
argenx
ImClone Systems

Ze'ev Weiss, CPA, B.Sc.
Chief Business Advisor

ATRIN Pharmaceuticals
INTEC PHARMA
pwc

Mike Carleton, Ph.D.
Translational Medicine Advisor

inipharm
ATRIN Pharmaceuticals
MERCK
Bristol Myers Squibb
presage
Mavu PHARMA

Brian Wiley
SVP, Corporate Strategy

Boston BioConsulting
NewLink GENETICS
Gloucester
Celgene
Aventis
MILLENNIUM

Board of Directors

Richard Peters, M.D., Ph.D. Chairman of the Board	**Oren Gilad, Ph.D.** President and CEO	**Jean-Pierre Bizzari, M.D.** Director
Marc Duey Director	**Michael Grissinger** Director	**Gabriela Gruia, M.D.** Director
John Henneman Director	**Rifat Pamukcu, M.D.** Director	**Bernd R. Seizinger, M.D., Ph.D.** Director

APREA THERAPEUTICS
© 2024 Aprea Therapeutics, Inc. All Rights Reserved
6

7 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 Potentially Differentiated Clinical Stage WEE1i

WEE1 – Clinically Validated Target: An Unmet Medical Need

Multiple Phase 2 Studies Show Substantial Single-Agent Activity Of A WEE1 Inhibitor (Adavosertib[1])

Phase 2 Study	Indication	Evaluable Patients N	ORR		PFS
NCT03668340 [2]	Recurrent uterine serous carcinoma	34	**29.4%** 1 CR 9 PR		mPFS – 6.1 months PFS6 – 16 Pt (47.1%)
IGNITE [3]	Recurrent high-grade, serous ovarian cancer with CCNE1 overexpression with (Cohort 1) and without (Cohort 2) gene amplification	79 Cohort 1 - 21 Cohort 2 - 58	Cohort 1: **38%** 7 PR 1 CA125	Cohort 2: **45%** 3 CR 18 PR 5 CA125	No PD for ≥ 18 weeks: Cohort 1: 53% Cohort 2: 48%
NCT03253679 [4]	Refractory solid tumors harboring *CCNE1* amplification	30 Ovarian - 14, Breast - 3, Uterine - 3, Other - 10	All Pt: **27%** (8 PR) Ovarian Pt: **36%** (5 PR)		mPFS: All Pt: 4.1 Ovarian Pt: 6.3

WEE1 Inhibitors have been associated with significant Grade ≥3 hematological, GI and CV toxicities

The Need – a highly efficient WEE1 inhibitor with an improved safety and tolerability profile

Examples for Phase 2 Studies with Adavosertib as monotherapy

[1] AZD-1775. AstraZeneca announced in July 2022 the discontinuation of development of AZD-1775 due to its tolerability profile

[2] Phase II Study of the WEE1 Inhibitor Adavosertib in Recurrent Uterine Serous Carcinoma, Liu et al, *J Clin Oncol.* 2021;39:1531–9.

[3] IGNITE: A phase II signal-seeking trial of Adavosertib targeting recurrent high-grade, serous ovarian cancer with cyclin E1 overexpression with and without gene amplification. Au-Yeung et al, *Int J Gynecol Cancer* 2023;33(Suppl 4):A1–A278

[4] Multicenter Phase II Trial of the WEE1 Inhibitor Adavosertib in Refractory Solid Tumors Harboring CCNE1 Amplification, Fu et al, *J Clin Oncol.* 2023 Mar 20; 41(9): 1725–1734.

APREA THERAPEUTICS

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

8

9 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Potentially Best in Class WEE1 Inhibitor Potent and Structurally Differentiated, with High Selectivity to Limit Off-target Toxicity AstraZeneca Adavosertib (AZD-1775) Zentalis Azenosertib (ZN-c3) Aprea APR-1051 Undisclosed

10 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051: Potentially Best-in-Class WEE1 Inhibitor Potent WEE1i that Does Not Substantially Inhibit PLK1, PLK2 or PLK3 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK1 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK2 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 -10 -9 -8 -7 -6 -5 -4 0 25 50 75 100 125 PLK3 IC50 Determination Log10 [conc] (M) % Activity ZN-c3 APR-1051 ZN-c3 = 92.1 nM APR-1051 = 15,900 nM PLK1 Inhibition IC50 >150-fold difference ZN-c3 = 32.0 nM APR-1051 = 1,800 nM PLK2 Inhibition IC50 >50-fold difference ZN-c3 = 52.2 nM APR-1051 = 31,600 nM PLK3 Inhibition IC50 >600-fold difference On-target WEE1 activity Off-target inhibition of PLK1, PLK2 and PLK3 ZN-c3 = 2.9 nM APR-1051 = 1.6 nM WEE1 Inhibition IC50 similar to ZN-c3 1 1 1 8 P 1 1 c3 WEE1 IC50 Determination % Activity Log10 [conc] (M) AACR-NCI-EORTC Meeting, Poster B323, 2024

Studies Show PLK1 Suppression is Associated with Sepsis-Induced Loss of Intestinal Barrier Function

SCIENTIFIC REPORTS

OPEN

PLK1 protects against sepsis-induced intestinal barrier dysfunction

Received: 25 August 2017
Accepted: 4 January 2018
Published online: 18 January 2018

Yingya Cao, Qun Chen, Zhen Wang, Tao Yu, Jingyi Wu, Xiaogan Jiang, Xiaoju Jin & Weihua Lu

Sepsis and sepsis-associated intestinal barrier dysfunction are common in intensive care units, with high mortality. The aim of this study is to investigate whether Polo-like kinase 1 (PLK1) ameliorates sepsis-induced intestinal barrier dysfunction in the intestinal epithelium. The mouse intestinal barrier was disrupted after Lipopolysaccharide (LPS) injection due to intestinal epithelial cell apoptosis and proliferation inhibition, accompanied by decreased PLK1. In HT-29 intestinal epithelial cells, LPS stimulation induced cell apoptosis and inhibited cell proliferation. Overexpression of PLK1 partly rescued the apoptosis and proliferation inhibition in HT29 cells caused by LPS. Finally, LPS stimulation promoted the reduction of PLK1, resulting in apoptosis and proliferation inhibition in intestinal epithelial cells, disrupting the intestinal epithelial barrier. These findings indicate that PLK1 might be a potential therapeutic target for the treatment of sepsis-induced intestinal barrier dysfunction.

Cao et al. Molecular Medicine (2022) 28:163
https://doi.org/10.1186/s10020-022-00597-z

Molecular Medicine

RESEARCH ARTICLE — Open Access

PLK1 protects intestinal barrier function during sepsis by targeting mitochondrial dynamics through TANK-NF-κB signalling

Ying-Ya Cao[1,2†], Yuan Zhang[1†], Wuyun Gerile[1†], Yan Guo[1], Li-Na Wu[1], Li-Li Wu[1], Kai Song[1], Wei-Hua Lu[2] and Jian-Bo Yu[1*]

Contents lists available at ScienceDirect

Cytokine

journal homepage: www.elsevier.com/locate/cytokine

ELSEVIER

PLK1 protects intestinal barrier function in sepsis: A translational research

Ying-Ya Cao[a,b,1], Juan Li[c,1], Qun Chen[a,b,1], Yu-Peng Qi[a,b,1], Qian-Cheng Xu[a,b], Jia-Min He[a,b], Zhen Wang[d], Wei-Hua Lu[a,b,*]

[a] Department of Critical Care Medicine, The First Affiliated Hospital of Wannan Medical College (Yijishan Hospital of Wannan Medical College), Wuhu 241001, Anhui, China
[b] Anhui Province Clinical Research Center for Critical Respiratory Medicine, Wuhu 241001, Anhui, China
[c] Department of Nephrology, Wuhu Hospital, East China Normal University (The Second People's Hospital, Wuhu), Wuhu 241000, Anhui, China
[d] Department of General Practice, The First Affiliated Hospital of Wannan Medical College (Yijishan Hospital of Wannan Medical College), Wuhu 241001, Anhui, China

Received: 15 February 2021 | Revised: 25 April 2021 | Accepted: 16 May 2021
DOI: 10.1002/cbin.11633

RESEARCH ARTICLE

Cell Biology International WILEY

LncRNA DANCR improves the dysfunction of the intestinal barrier and alleviates epithelial injury by targeting the miR-1306-5p/PLK1 axis in sepsis

Zhen Wang[1] | Changshun Zhong[1] | Yingya Cao[1] | Hongzhen Yin[1] | Guanggui Shen[1] | Weihua Lu[1] | Wei Ding[2]

1 PLK1 protects against sepsis-induced intestinal barrier dysfunction, Cao et al, *Scientific Reports* (2018).
2 PLK1 protects intestinal barrier function in sepsis: A translational research, Cao et al, *Cytokine* (2023).
3 PLK1 protects intestinal barrier function in sepsis: A translational research, Cao et al, *Molecular Medicine* (2022).
4 LncRNA DANCR improves the dysfunction of the intestinal barrier and alleviates epithelial injury by targeting the miR-1306-5p/PLK1 axis in sepsis, Wang et al., *Cell Biology International* (2021).

APREA THERAPEUTICS

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

11

12 © 2024 Aprea Therapeutics, Inc. All Rights Reserved PLK1 Inhibition Reduces Cytotoxic Effects of WEE1 Inhibitors Minimal PLK1 Co-inhibition Enables Full Therapeutic Potential Of APR-1051 37 nM 111 nM 333 nM 1 µM 37 nM 111 nM 333 nM 1 µM Phos-H2AX Control (MCM3) NT Phos-CDK1 APR-1051 75 nM GSK-461364 0 nM NT 675 nM 25 nM 225 nM 75 nM Phos– H2AX Control (MCM3) Phos-CDK1 300 nM APR-1051 + increasing GSK-461364 Control (MCM3) 37 nM 111 nM 333 nM 1 µM 37 nM 111 nM 333 nM NT 1 µM Phos-H2AX 400 nM BI-2536 APR-1051 Phos-CDK1 Dose range of PLK inhibitor GSK-461364 in combination with a single dose of APR-1051 in OVCAR-3 cells PLK inhibitor, GSK-461364 interferes with the effects of APR-1051 in OVCAR-3 cells PLK inhibitor, BI-2536, interferes with the effects of APR-1051 in OVCAR-3 cells AACR-NCI-EORTC Meeting, Poster B323, 2024

13 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Preclinical Data Highlight Potentially Favorable PK Properties Note: Head-to-head studies have not been conducted 1 Data from an exploratory formulation of APR-1051 administered to fasted Balb/c mice 2 Data from study in A-427 NSCLC xenograft model as reported in Zentalis Corporate Overview, March 2022 Based on Pre-clinical Studies, APR-1051 Shows Potentially Favorable Drug Exposure APR-10511 Zentalis Azenosertib (ZN-c3)2 AstraZeneca Adavosertib (AZD-1775)2 Dose (mg/kg/d) 10 20 40 80 20 40 80 Cmax ng/ml 1,460 1,167 1,997 5,100 635 2,460 4,703 Tmax hr 3 1 1 1 1 1 1 AUC0-24, ng*hr/ml 16,739 4,863 17,088 39,722 1,494 6,313 13,408 AACR-NCI-EORTC Meeting, Poster C147, 2023

APR-1051 Shows Negligible Inhibition of hERG Channels

QT prolongation AEs were reported with some competitor WEE1 inhibitors

In vitro kinase assays IC50		Average WEE1 kinase IC50	hERG inhibition IC50		Average hERG IC50	Fold difference between kinase IC50 and hERG IC50
LanthaScreen (Thermo)	Hotspot (Reaction Biology)		HEK293 cells (Medicilon)	CHO cells (WuXi)		hERG inhibition over WEE1 kinase inhibition
2.2 nM	41.4 nM	**21.8 nM**	8,840 nM	660 nM	**4,750 nM**	**218-fold (range 16- to 3,946-fold)**

No ECG changes related to APR-1051 were observed in IND enabling studies
Potential absence of QT prolongation at doses that significantly inhibit WEE1

APREA THERAPEUTICS
AACR-NCI-EORTC Meeting, Poster B323, 2024
© 2024 Aprea Therapeutics, Inc. All Rights Reserved
14

15 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Demonstrated Potentially Compelling Anti-tumor Activity Pre-clinical studies with APR-1051 Data on file N=7 mice per group, APR-1051, 30 mg/kg/day Preclinical Tumor Growth Inhibition OVCAR-3

16 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051 Suppresses Tumor Growth with Little Effect on RBCs and Body Weight Tumor Volume (mm3 ) (Mean±SEM) Body Weight (g) (Mean±SEM) APR-1051 15mg/kg, PO, BID, 5 on/2 off x 28 days Vehicle 10mL/kg, PO, QD x 28 days OVCAR Xenograft Tumor Model in Female Nude Mice Heme Toxicity (Mean±SEM) 28 Days Post Treatment 0 5 10 15 20 25 30 0 200 400 600 800 1000 1200 1400 Days Post Treatment Tumor Volume (mm 3 ) 0 5 10 15 20 25 30 0 5 10 15 20 25 Days Post Treatment Body Weight (g) 0 5 10 15 RBC (1012/L) 0 200 400 600 800 Reticulocyte Count (10 9/L) AACR-NCI-EORTC Meeting, Poster B323, 2024

17 © 2024 Aprea Therapeutics, Inc. All Rights Reserved WEE1 Inhibitor: APR-1051 ACESOT-1051: Clinical Proof-of-Concept

ACESOT-1051: Clinical Study Overview

Multi-center, Open-Label Phase1 Single-Agent Dose Escalation and Dose Selection Optimization

Enrollment up to 79 patients

Patients aged 18 years or older with advanced solid tumor harboring cancer-associated gene alterations

CCNE1 or CCNE2 FBXW7 or PPP2R1A, KRAS-GLY12 & TP53[1]
USC[2] regardless biomarker status

→

Part 1
Dose escalation
accelerated titration followed by a BOIN design
Up to 39 patients`

Select two doses

Part 2
Dose selection optimization
further evaluation of the selected 2 dose levels
Up to 40 patients

→ **RP2D**

Oral APR-1051 is administered once-daily for 28-day cycles

Primary objectives: Safety, DLT, MTD/MAD, RP2D

Secondary objectives: Pharmacokinetics, Antitumor activity (RECIST/PCWG3)

Exploratory objectives: Pharmacodynamics

[1] Colorectal cancer patients
[2] Uterine serous carcinoma patients

APREA THERAPEUTICS
© 2024 Aprea Therapeutics, Inc. All Rights Reserved
18

19 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Part 2 Dose selection optimization Up to 40 patients Eligible patients ≥ 18 yo with advanced solid tumor harboring cancer-associated gene alterations ACESOT-1051: Study Design Part 1 Dose escalation up to 39 patients Select 2 dose levels RP2D Oral single-agent APR-1051 will be administered once-daily for 28-day cycles Selected dose 1 Selected dose 2 1:1 randomization Objectives Primary: Safety, DLT, MTD/MAD, RP2D Secondary: Pharmacokinetics, Antitumor activity (RECIST/PCWG3) Dose level 1 Exploratory: Pharmacodynamics 10 mg Dose level 2 20 mg Dose level 3 30 mg Dose level 4 50 mg Dose level 5 70 mg Dose level 6 90 mg Dose level 7 120 mg Dose level 8 150 mg = cleared Accelerated titration; 1-6 patients per dose level BOIN design; 3-12 patients per dose level R Currently enrolling

20 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ACESOT-1051: Summary of all-cause AEs Update - October 7, 2024 *One AE possibly related to APR-1051 AACR-NCI-EORTC Meeting, Poster B065, 2024

21 © 2024 Aprea Therapeutics, Inc. All Rights Reserved APR-1051: Summary Potential best in class WEE1 inhibitor • High potency for WEE1 inhibition in vitro • Low off-target inhibition of the PLK family of kinases • Suppresses growth of CCNE1-amplified HGSOC xenografted tumors and relatively well-tolerated in mice ACESOT-1051: First-In-Human Study (NCT06260514) • Accelerated titration dose escalation completed, fourth cohort now enrolling • Safe and well tolerated to date with no hematologic toxicity observed • Biomarker-driven study in patients with advanced/metastatic solid tumors • Targeted gene alterations include CCNE1, CCNE2, FBXW7, PPP2R1A, or KRAS-G12 with TP53 • Open label data expected H1 2025 • MD Anderson Cancer Center lead study site, with up to 10 sites in U.S.

22 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 Potentially Differentiated Clinical Stage ATRi

ATRN-119: First and Only Macrocyclic ATR Inhibitor[1]

Macrocycles: A Well-Evolved Approach for PIK-Related Kinase Inhibition (e.g., rapamycin and mTOR)[2-4]



N
NH2
N
O
O
O=S
HN
O
R

Benefits of Unique Cyclic Skeleton Structure vs Competitors' First-Generation Acyclic Structure

Macrocycles restrict number of conformations formed for increased selectivity

Potential advantages for ATRN-119:

- Increased selectivity → Improved tolerability
- Improved tolerability → More efficacious dosing

[1] Based on company knowledge
[2] Brown, EJ et al, (1994) *Nature*
[3] Brown, EJ et al, (1995) *Nature*
[4] Brown, EJ and SL Schreiber, (1996) *Cell*

APREA THERAPEUTICS

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

23

Reported Challenges with Other ATR Inhibitors

First Generation Compounds Share Similar Core, Backbone, Toxicity, and Intermittent Dosing Schedule

	AstraZeneca AZD6738[1,2] 	Bayer BAY1895344[3] 	Repare RP-3500[4] 
Route of administration	**Oral**	**Oral**	**Oral**
MTD/RP2 dose schedule	160mg BID, **2-weeks-on, 2-weeks-off**, or: Continuous dosing[1]	40mg BID, **3-days-on/4-days-off**	160mg QD, **3-days-on/4-days-off**
Main Grade ≥3 hematological toxicities	Patriot 1, Escalation Phase, 160mg, BID[2]: **Anemia** (1/6, 17%) Patriot 2, Expansion Phase[1]: **Fatigue, anemia, nausea, and thrombocytopenia (not differentiated)** (4/6, 67%) with continuous dosing (3/15, 20%) with 2-week-on, 2-week-off	**Anemia** (2/2, 100%) **Neutropenia** (1/2, 50%)	**Anemia** (25/95, 26%) **Neutrophil count decreased** (13/95, 14%) **Platelet count decreased** (7/95, 7%)

Note: Head-to-head studies with ATRN-119 have not been conducted

[1] Phase I study of ATR inhibitor, AZD6738, as monotherapy in advanced solid tumors (PATRIOT part A, B), Dillon et al, *Ann. Oncol.* 2019:30 (supplement 5), Pages v165-v166

[2] Poster CT084: A Phase I dose-escalation study of ATR inhibitor monotherapy with AZD6738 in advanced solid tumors (PATRIOT Part A), AACR 2017

[3] First-in-Human Trial of the Oral Ataxia Telangiectasia and RAD3-Related (ATR) Inhibitor BAY 1895344 in Patients with Advanced Solid Tumors, Yap et al, *Cancer Discov.* 2021;11:80-91 and 2019 ASCO Poster, De-Bono et al.

[4] Camonsertib in DNA damage response-deficient advanced solid tumors: phase 1 trial results, Yap et al. *Nature Medicine* 2023;29:1400-1411

APREA THERAPEUTICS

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

24

25 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119: Potential Best-in-Class Oral ATR Inhibitor Structurally Differentiated Core, Backbone and Toxicity Profile 1 ATRN-119, Phase 1/2a Clinical Study Protocol 2 Internal pre-clinical head-to-head tolerability study in male beagle dogs Route of administration Oral Dosing regimen Continuous daily dosing (RP2D TBD in Phase 1)1 Hematological toxicities in preclinical studies • Small magnitude and within normal range hematological changes in 28-day GLP tox dog study • Significantly less toxicity in head-to-head comparative tolerability study vs other clinical stage ATRI2 ATRN-1191 ATRN-119 potentially the preferred ATRi both as a single agent and in combination with standard-of-care therapies

26 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 Daily Dosing Supports Potential Continuous Tumor Suppression Intermittent Dosing May Lead to Tumor Resistance Tumor reduction and regrowth Continuous tumor reduction Drug “On” Drug “Off” Drug “On”

27 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATR Inhibitor: ATRN-119 ABOYA-119: Clinical Proof-of-Concept

ABOYA-119: Phase 1/2a - Study Overview

A Phase 1/2a, Open-Label, Safety, Pharmacokinetic, and Preliminary Efficacy Study of Oral ATRN-119 in Patients with Advanced Solid Tumors

Sites:

5 US sites for dose escalation

- University of Pennsylvania
- Mary Crowley Cancer Research
- University Hospitals Cleveland Medical Center
- Yale Cancer Center
- NEXT Oncology

Patient enrollment:
Up to 132 patients in total

- Escalation phase: up to 72 patients
- Expansion phase: up to 60 patients

ATRN-119 is an oral ATR kinase inhibitor given daily

Patient population:

Male or female subjects 12 years of age or older with solid tumors harboring specific DDR mutations per NGS

Part 1

Up to 72 patients

Dose escalation (9 dose levels)

3+3 design

→

Part 2

Up to 60 patients

Dose expansion, after MTD / RP2D established

Objectives:

Primary

- Safety, MTD, RP2D
- Pharmacokinetics

Secondary

- Antitumor activity (RECIST/PCWG3)

Exploratory

- Association between identified mutations and clinical outcomes

APREA THERAPEUTICS

© 2024 Aprea Therapeutics, Inc. All Rights Reserved

28

29 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ABOYA-119: Clinical Study Design Dose level 1 50 mg Dose level 2 100 mg Dose level 3 200 mg Dose level 4 350 mg Dose level 5 550 mg Dose level 6 800 mg Dose level 7 1100 mg Dose level 8 1300 mg Dose level 9 1500 mg Once-daily dosing (up to 54 patients) Twice-daily dosing (up to 18 patients) Currently enrolling Part 1. Dose escalation (up to 72 patients) MTD/RP2D Single-agent ATRN-119 after MTD/RP2D is established Potential indications: colorectal, prostate, gastric, endometrial Dose level 7 550 mg Dose level 8 650 mg Dose level 9 750 mg Cleared Part 2. Dose expansion (up to 60 patients) Currently enrolling

30 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ATRN-119 Steady State Plasma Concentrations (Cycle 1 Day 7) ATRN-119 Exhibits Near-dose Proportional Exposure Following Oral Administration Dose Level mg, once daily N AUC 0-24hr (ng*h/mL) Cmax (ng/mL) Half-life (hours) Mean (SD) Mean (SD) Mean (SD) 50 3 180 (143) 57 (56) 2.1 (1.4) 100 3 1771 (920) 277 (151) 3.8 (1.6) 200 3 1024 (162) 149 (9.2) 3.2 (0.5) 350 3 5252 (4362) 525 (320) 5.9 (0.5) 550 3 6899 (6058) 797 (522) 5.5 (1.4) • Tmax is approximately 2 hours and the half-life is estimated between 4-6 hours • The duration of systemic exposure substantially increases with each dose level AACR-NCI-EORTC Meeting, Poster B336 , 2024

31 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Site Key 001 - University of Pennsylvania 002 - Mary Crowley Cancer Research 003 - University Hospitals Cleveland Medical Center 004 - Yale Cancer Center 30 56 112 55 22 46 57 55 224 57 53 22 0 50 100 150 200 250 001-001 002-002 003-003 003-004 002-005 002-006 003-007 002-008 003-009 003-010 003-011 004-012 003-013 004-014 003-015 003-016 004-017 001-018 003-019 003-020 800 mg 550 mg 350 mg 200 mg 100 mg 50 mg * * * * Dose increased to 350 mg * Consent withdrawn * 30 * ABOYA-119 Summary of Duration of Treatment Update – Oct 7, 2024 Study patient Days on treatment ATRN-119 once-daily dose * * NE 57 18 5 13 NE = Not Evaluable Not all data source verified Unrelated death * * * * * * * * 53 55 70 Stable disease * Progressive Disease AACR-NCI-EORTC Meeting, Poster B336, 2024

32 © 2024 Aprea Therapeutics, Inc. All Rights Reserved ABOYA-119: Summary of Related Adverse Events Update – October 2, 2024 Not all data source verified Gastrointestinal General Metabolism Vascular No ATRN-119 Related SAE or Grade 4 Adverse Events Reported AACR-NCI-EORTC Meeting, Poster, B336 2024

ATRN-119: Summary

First and only macrocyclic ATR inhibitor

- Potentially differentiated from other ATR inhibitors in selectivity and toxicity profile
- Continuous dosing provides increased drug exposure
- Strong tumor control observed in vivo, including in challenging genetic backgrounds
- Daily oral dosing provides potential continuous tumor suppression

ABOYA-119: Ongoing Phase 1/2a Clinical Study (NCT04905914)

- Patients with advanced solid tumors harboring specific DDR mutations
- Well tolerated with no hematologic toxicity reported
- Near-dose proportional exposure following oral administration
- Preliminary signs of clinical benefit already observed at low doses
- Potential efficacy data readout in H2 2025

APREA THERAPEUTICS
© 2024 Aprea Therapeutics, Inc. All Rights Reserved
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34 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) Intellectual Property Portfolio Financial Summary & Capitalization Investment Highlights

35 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Strong Intellectual Property Portfolio Four issued US patents protecting lead molecule and analogs Family 1: Ataxia Telengiectasia and Rad3-Related (ATR) Protein Kinase Inhibitors • Macrocyclic inhibitors of ATR & methods of using them to treat various cancers, filed on Oct. 13th, 2015 • Patents granted in AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, HK. • 1.1: Issued on May 30, 2017 as U.S. Patent 9,663,535 • 1.2: Issued on May 29, 2018 as U.S. Patent 9,981,989 • 1.3: Issued on Feb. 5, 2019 as U.S. Patent 10,196,405 Family 2: ATR Inhibitors and Methods of Use • Carboxylic acid-containing macrocyclic ATR inhibitors, and prodrugs; methods of using these inhibitors to treat various cancers; filed on Apr. 12th, 2017 • Issued on May 28th , 2019 as U.S. Patent 10,301,324 Family 3: ATR Inhibitor Pharmaceutical Composition and Methods • International application filed on Apr. 14th, 2023 • Pharmaceutical formulation and composition of our lead molecule in the clinic • Nationalizations pending for US, AU, BR, CA, CN, EA, EP, IL, IN, JP, KR, MX, NZ, PH, SG, ZA Family 4: WEE1 Inhibitor Pharmaceutical Compositions and Methods • International Application filed on Jun. 3rd, 2022 • Composition of our lead WEE1 inhibitor compounds • Nationalizations in US, AU, BR, CA, CN, EP, IL, IN, JP, KR, MX, ZA Family 5: Methods of Treating Cancer • U.S. Provisional Application filed on Sep. 19th, 2024 • Clinical methods of treating advanced solid cancer tumors using lead molecule

36 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Aprea Therapeutics (NASDAQ: APRE) Financial Summary & Capitalization Securities Common Equivalents as of December 31, 2024 Preferred Stock (as converted) 28,112 Common Stock 5,481,055 Warrants: Pre-Funded Tranche A Tranche B Total 507,076 1,097,394 1,097,394 2,701,864 Options 715,620 Restricted Stock Units 29,712 Fully Diluted Equivalents 8,956,363 Cash & Equivalents of ~$22.8M as of December 31, 2024 Closed approximately $16.0M (before deducting placement agent fees and offering costs of approximately $1.3M) from our private placement of our common stock in March 2024 with the potential to receive up to an additional $18.0M upon cash exercise of accompanying warrants at the election of the investors.

37 © 2024 Aprea Therapeutics, Inc. All Rights Reserved Financed into Q4 2025 • Achieve short term inflection points and catalysts • Evaluate optimal strategic partnerships Near term catalysts • H2 2025 open label data APR-1051; Complete dose escalation H1 2026 • H1 2025 open label data ATRN-119; Complete dose escalation H2 2025 Diversified portfolio with best in class, de-risked clinical and preclinical programs • Highly potent and selective WEE1 (APR-1051) and ATR (ATRN-119) inhibitors • Opportunities in ovarian, colorectal, prostate, and breast cancers • Single agent and combination therapies Technology developed by pioneers in synthetic lethality • Management with strong drug development and commercial expertise Investment Highlights